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                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28, 2005 relating to the financial statements and the financial statement schedule of Bright Horizons Family Solutions, Inc., which appears in Bright Horizons Family Solutions, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2005.




                                       /s/ PricewaterhouseCoopers LLP

Boston, MA
June 6, 2006